Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2007

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11, Bermuda
Contact Information:
Brenton Slade
Director of Investor Relations
#441 - 278-4003

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i

Cautionary Note Regarding Forward Looking Statements	ii

Regulation G - Non GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Gross Premium Written by Line of Business	3

III. Balance Sheets
a. Consolidated Balance Sheets	4

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	5

V. Share Analysis
a. Capitalization	6
b. Earnings Per Common Share Analysis - As Reported	7
c. Book Value Per Common Share Analysis	8

VI. Mont Fort Consolidation
a. Balance Sheet Consolidation	9
b. Income Statement Consolidation	10

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

● Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

●
The debt to capitalization ratio is an indication of the leverage of the Company.
It is calculated by dividing the Company's long term debt by the total capital.  Total capital represents the sum of shareholders' equity plus long term debt.

● N/A - means not applicable

●
In presenting the Company's results, management has included and discussed certain "non-GAAP" financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by the other companies, better explain the Company's results of operations in a manner that allows a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Note Regarding Forward-Looking Statements:

This report may include forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will" and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the U.S. federal securities laws or otherwise.

These statements include forward-looking statements both with respect to us specifically and our industry in general. These statements are based on certain assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including, but not limited to, the following:

●	The risks discussed on our Form S-1 filed with SEC on March 30, 2007 beginning on page 12

●	Cyclicality of demand and pricing of reinsurance market

●	Unpredictability and severity of catastrophic events

●	Adequacy of our risk management and loss estimation methods

●	Adequacy of our loss reserves

●	Our limited operating history

●	Dependence on key personnel

●	Dependence on the policies, procedures and expertise of ceding companies

●	Potential loss of business from one or more major reinsurance brokers

●	Potential for financial strength rating downgrade

●	Risks inherent to the Company's acquisition strategy

●	Highly competitive business environment

●	Other factors, most of which are beyond the Company's control.

Accordingly, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. You should specifically consider the factors identified in our Form S-1 filed with the SEC on March 30, 2007 which could cause actual results to differ before making an investment decision.

ii

Flagstone Reinsurance Holdings Limited
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.   However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share.  Diluted book value per common share is defined as total shareholders' equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, PSU's and RSU's.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti dilutive and was excluded from the calculation of diluted book value per common share as at September 30, 2007 and September 30, 2006.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)
$ in thousands, except per share amounts

HIGHLIGHTS	Three months ended		Nine months ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006

Gross premiums written	$123,704	$61,914	$512,062	$275,981
Net premiums written	$91,132	$50,525	$471,245	$255,990
Net premiums earned	$138,799	$63,481	$351,867	$119,728
Net investment income	$17,022	$9,849	$51,184	$24,650
Net income	$66,249	$56,909	$116,553	$88,755
Comprehensive income	$74,559	$59,701	$122,846	$88,015
Cash flow from operating activities	$105,479	$65,315	$272,761	$123,436
Reserve for losses and loss expenses	$161,442	$16,944	$161,442	$16,944
Total shareholders' equity	$1,158,933	$802,416	$1,158,933	$802,416

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share	$0.78	$0.79	$1.44	$1.28
Diluted earnings per common share	$0.77	$0.79	$1.44	$1.27
Basic weighted average common shares outstanding	85,413,479	71,595,793	80,816,529	69,530,742
Diluted weighted average common shares outstanding	85,491,561	71,705,036	80,937,061	69,618,644
Book value per common share	$13.59	$11.22	$13.59	$11.22
Diluted book value per common share	$13.30	$11.09	$13.30	$11.09
Dividend per share	$0.04	$-	$0.04	$-

FINANCIAL RATIOS
Growth in diluted book value per share (1)	7.1%	8.0%	11.7%	12.5%

Loss ratio	27.0% %	15.3%	46.2% %	16.3%
Acquisition cost ratio	20.7%	17.2%	16.0%	15.9%
General and administrative expense ratio	14.2%	12.0%	13.7%	20.0%
Combined ratio	61.9%	44.5%	75.9%	52.2%

INVESTMENT DATA
Total assets	$2,066,696	$1,131,390	$2,066,696	$1,131,390
Total cash and investments (2)	$1,756,710	$964,158	$1,756,710	$964,158

(1) Growth in fully diluted book value per share represents the increase in fully diluted book value per share in the period plus dividends paid.
(2) Cash and investments represents the total cash and cash equivalents, fixed maturity investments, short term investments, equites, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY (unaudited)

	Quarter ended	Quarter ended	Quarter ended	Quarter ended	Quarter ended	YTD	YTD	Full Year
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	September 30, 2007	YTD September 30, 2006	December 31, 2006

REVENUES
Gross premiums written	$123,704	$181,345	$207,013	$26,508	$61,914	$512,062	$275,981	$302,489
Reinsurance premiums ceded	(32,572)	-	(8,245)	-	(11,389)	(40,817)	(19,991)	(19,991)
Net premiums written	91,132	181,345	198,768	26,508	50,525	471,245	255,990	282,498

Change in net unearned premiums	47,667	(69,503)	(97,542)	45,827	12,956	(119,378)	(136,262)	(90,435)
Net premiums earned	138,799	111,842	101,226	72,335	63,481	351,867	119,728	192,063
Net investment income	17,022	20,531	13,631	9,562	9,849	51,184	24,650	34,212
Net realized and unrealized gains (losses)	8,298	(1,901)	4,514	10,041	10,827	10,911	2,206	12,247
Other income	1,961	251	673	2,874	1,216	2,885	3,225	6,099
Total revenues	166,080	130,723	120,044	94,812	85,373	416,847	149,809	244,621

EXPENSES
Loss and loss adjustment expenses	37,439	77,257	47,748	7,110	9,723	162,444	19,550	26,660
Acquisition costs	28,795	14,725	12,718	10,895	10,946	56,238	19,044	29,939
General and administrative expenses	19,763	13,800	14,669	10,843	7,649	48,232	23,898	34,741
Interest expense	5,873	3,520	3,264	3,357	1,291	12,657	1,291	4,648
Net foreign exchange gains	(1,842)	(56)	(1,282)	(335)	(419)	(3,180)	(1,744)	(2,079)
Total expenses	90,028	109,246	77,117	31,870	29,190	276,391	62,039	93,909

Income before income taxes, minority interest and
interest in earnings of equity investments	76,052	21,477	42,927	62,942	56,183	140,456	87,770	150,712
Provision for income tax	(229)	(77)	(45)	(50)	(78)	(351)	(78)	(128)
Minority interest	(9,317)	(7,892)	(7,733)	-	-	(24,942)	-	-
Interest in earnings of equity investments	(257)	1,186	461	691	804	1,390	1,063	1,754

NET INCOME (1)	$66,249	$14,694	$35,610	$63,583	$56,909	$116,553	$88,755	$152,338
Change in net unrealized gains (losses)	-	-	-	(3,239)	2,815	-	(769)	(4,008)
Change in currency translation adjustment	8,310	(1,741)	(276)	(549)	(23)	6,293	29	(520)
COMPREHENSIVE INCOME	$74,559	$12,953	$35,334	$59,795	$59,701	$122,846	$88,015	$147,810

KEY RATIOS/PER COMMON SHARE DATA

Loss ratio	27.0%	69.1%	47.2%	9.8%	15.3%	46.2%	16.3%	13.9%
Acquisition cost ratio	20.7%	13.2%	12.6%	15.1%	17.2%	16.0%	15.9%	15.6%
General and administrative expense ratio	14.2%	12.3%	14.5%	15.0%	12.0%	13.7%	20.0%	18.1%
Combined ratio	61.9%	94.6%	74.3%	39.9%	44.5%	75.9%	52.2%	47.6%
					-
Weighted average common shares outstanding - basic	85,413,479	85,139,757	71,746,162	71,601,718	71,595,793	80,816,529	69,530,742	70,054,087
Weighted average common shares outstanding - diluted	85,491,561	85,198,147	72,010,501	71,968,704	71,705,036	80,937,061	69,618,644	70,393,821

Net income per common share outstanding - basic	$0.78	$0.17	$0.50	$0.89	$0.79	$1.44	$1.28	$2.17
Net income per common share outstanding - diluted	$0.77	$0.17	$0.49	$0.88	$0.79	$1.44	$1.27	$2.16

(1) Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159.  As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity and equity investments are included in net income for the three months ended March 31, 2007, June 30, 2007, and September 30, 2007 and the nine months ended September 30, 2007.  For all prior periods, certain of these changes are included in other comprehensive income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUM WRITTEN BY LINE OF BUSINESS (Unaudited)

	Three months ended September 30, 2007		Three months ended September 30, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Property catastrophe	$68,505	55.4%	$41,260	66.6%
Property	36,142	29.2%	11,892	19.2%
Short-tail specialty and casualty	19,057	15.4%	8,762	14.2%
Total	$123,704	100.0%	$61,914	100.0%

	Nine months ended September 30, 2007		Nine months ended September 30, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Property catastrophe	$373,831	73.0%	$201,522	73.0%
Property	84,473	16.5%	53,643	19.4%
Short-tail specialty and casualty	53,758	10.5%	20,816	7.6%
Total	$512,062	100.0%	$275,981	100.0%

	Three months ended September 30, 2007		Three months ended September 30, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
North America	$60,928	49.3%	$33,152	53.5%
Worldwide risks(2)	19,339	15.6%	3,372	5.5%
Europe	3,521	2.8%	5,601	9.0%
Japan and Australasia	8,261	6.7%	8,017	13.0%
Caribbean	25,933	21.0%	1,125	1.8%
Other	5,722	4.6%	10,647	17.2%
Total	$123,704	100.0%	$61,914	100.0%

	Nine months ended September 30, 2007		Nine months ended September 30, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
North America	$275,361	53.8%	$153,053	55.5%
Worldwide risks(2)	59,003	11.5%	35,056	12.7%
Europe	87,542	17.1%	34,478	12.5%
Japan and Australasia	37,774	7.4%	26,797	9.7%
Caribbean	40,988	8.0%	13,491	4.9%
Other	11,394	2.2%	13,106	4.7%
Total	$512,062	100.0%	$275,981	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.

(2) This geographic area includes contracts that cover risks primarily in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS (unaudited)
	As at
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,102,328	$978,660	$902,509	$682,278	$367,399
Short term investments, at fair value	14,242	25,583	4,974	-	227,698
Equity investments, at fair value	28,746	28,766	23,090	-	-
Other investments	289,340	157,438	151,272	74,496	48,513
Total investments	1,434,656	1,190,447	1,081,845	756,774	643,610

Cash and cash equivalents	322,768	422,045	191,191	261,352	326,758
Proceeds receivable from initial public offering	-	-	164,854	-	-
Reinsurance premium balances receivable	189,553	220,229	145,834	68,940	106,168
Unearned premiums ceded	22,491	4,211	7,484	8,224	13,003
Accrued interest receivable	7,534	7,719	5,965	6,331	4,779
Receivable for investments sold	-	-	-	3,599	-
Deferred acquisition costs	36,819	34,186	22,867	11,909	17,184
Funds withheld	6,606	5,138	5,069	-	-
Goodwill	11,556	6,602	5,624	5,624	4,264
Other assets	33,704	17,580	17,363	18,659	14,819
Due from related parties	1,009	2,291	1,094	3,090	805
TOTAL ASSETS	$2,066,696	$1,910,448	$1,649,190	$1,144,502	$1,131,390

LIABILITIES
Loss and loss adjustment expense reserves	$161,442	$135,143	$66,540	$22,516	$16,944
Unearned premiums	252,096	269,020	202,803	98,659	149,265
Insurance and reinsurance balances payable	22,728	883	6,235	-	-
Payable for investments purchased	8,248	1,201	7,246	9,531	10,989
Long term debt	264,469	238,290	137,361	137,159	136,476
Other liabilites	26,076	17,164	12,683	11,866	12,479
Due to related parties	-	1,283	1,359	252	1,274
TOTAL LIABILITIES	735,059	662,984	434,227	279,983	327,427

Temporary Equity	-	-	-	-	1,547

Minority Interest - Mont Fort Re(1) and Island Heritage	172,704	161,619	153,727	-	-

SHAREHOLDERS' EQUITY

Common shares	853	853	845	715	715
Additional paid-in capital	903,220	901,279	889,631	728,378	726,070
Accumulated other comprehensive income (loss)	5,774	(2,536)	(795)	(4,528)	(740)
Retained earnings	249,086	186,249	171,555	139,954	76,371
TOTAL SHAREHOLDERS' EQUITY	1,158,933	1,085,845	1,061,236	864,519	802,416

TOTAL LIABILITIES, TEMPORARY EQUITY, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,066,696	$1,910,448	$1,649,190	$1,144,502	$1,131,390

Book value per common share	$13.59	$12.73	$12.55	$12.08	$11.22

Diluted book value per common share adjusted for dividends	$13.30	$12.46	$12.31	$11.94	$11.09

Debt to total capitalization (2)	18.6%	18.0%	11.5%	13.7%	14.5%

(1) See Pages 9 and 10 for additional information.
(2) Comprises long term debt divided by the sum of long term debt plus shareholders' equity.

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended September 30, 2007			Three months ended June 30, 2007			Three months ended March 31, 2007			For the year ended December 31, 2006
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$135,143	$-	$135,143	$66,540	$-	$66,540	$22,516	$-	$22,516	$-	$-	$-

Incurred	37,439	-	37,439	77,257	-	77,257	47,748	-	47,748	26,660	-	26,660

Other (1)	5,542	-	5,542	-	-	-	-	-	-	-	-	-

Paid	(16,682)	-	(16,682)	(8,654)	-	(8,654)	(3,724)	-	(3,724)	(4,144)	-	(4,144)

End of period	$161,442	$-	$161,442	$135,143	$-	$135,143	$66,540	$-	$66,540	$22,516	$-	$22,516

Paid to incurred percentage	44.6%	0.0%	44.6%	11.2%	0.0%	11.2%	7.8%	0.0%	7.8%	15.5%	0.0%	15.5%

(1) This amount represents the movement in reserves as a result of foreign exchange movements and the reserves acquired upon acquistition of the controlling interest in Island Heritage.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Long term debt	$264,469	$238,290	$137,361	$137,159	$136,476
Shareholders' equity	1,158,933	1,085,845	1,061,236	864,519	802,416

Total Capitalization	$1,423,402	$1,324,135	$1,198,597	$1,001,678	$938,892

Leverage ratio:
Debt to total capitalization	18.6%	18.0%	11.5%	13.7%	14.5%

	September 30, 2007		December 31, 2006
	Debt or Facility Principal	In use	Debt or Facility Principal	In use
Debt and financing arrangements
Junior Subordinated Deferrable Debentures (a)	$25,000	$25,000	$-	$-
Junior Subordinated Deferrable Debentures (b)	$100,000	$100,000	$-	$-
Junior Subordinated Deferrable Debentures (c)	$120,000	$120,000	$120,000	$120,000
Junior Subordinated Deferrable Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$922	$922	$459	$459
Letter of credit facility (e)	$400,000	$70,500	$200,000	$67,800
Letter of credit facility (f)	$200,000	$-	$-	$-

Notes:
(a) The Junior Subordinated Deferrable Debentures have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.
(b) The Junior Subordinated Deferrable Debentures have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.
(c) The Junior Subordinated Deferrable Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.
(d) The Junior Subordinated Deferrable Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.
(e) $400.0 million uncommitted letter of credit facility agreement with Citibank N.A.  The drawn amount of the facility at September 30, 2006 was secured by $78.1 million of fixed maturity securities from the Company's investment portfolio.

(f) $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A.  If drawn upon, the utilized portion of the facility will be secured by an appropriate portion of securities from the

Company’s investment portfolio.

Flagstone Reinsurance Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended		Nine months ended		As at Year ended
	September 30,		September 30,		December 31,
	2007	2006	2007	2006	2006

Net income available to common shareholders	$66,249	$56,909	$116,553	$88,755	$152,338

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	85,413,479	71,595,793	80,816,529	69,530,742	70,054,087

Dilutive share equivalents:
Unvested performance share units	-	87,938	-	87,902	339,734
Unvested restricted share units	78,082	21,305	120,532	-	-
Diluted weighted average common shares outstanding	85,491,561	71,705,036	80,937,061	69,618,644	70,393,821

EARNINGS PER COMMON SHARE
Basic	$0.78	$0.79	$1.44	$1.28	$2.17
Diluted	$0.77	$0.79	$1.44	$1.27	$2.16

(1) Includes weighted average vested restricted share units

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at September 30,	As at June 30,	As at March 31,	As at December 31,	As at September 30,
	2007	2007	2007	2006	2006

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Common shareholders' equity	$1,158,933	$1,085,845	$1,061,236	$864,519	$802,416

Dividends declared and paid	$3,412	$-	$-	$-	$-

Common shares outstanding	85,297,891	85,297,891	84,547,891	71,547,891	71,547,891

Basic book value per common share	$13.59	$12.73	$12.55	$12.08	$11.22

Basic book value per common share adjusted for dividends	$13.63	$12.73	$12.55	$12.08	$11.22

Diluted book value on an "as if converted basis"
Common shareholders' equity	$1,158,933	$1,085,845	$1,061,236	$864,519	$802,416
add in:
proceeds on exercise of warrant (1)	-	-	-	-	-

Adjusted shareholders' equity	$1,158,933	$1,085,845	$1,061,236	$864,519	$802,416

Dividends declared and paid	$3,412	$-	$-	$-	$-

As if converted diluted shares outstanding
Common shares outstanding	85,297,891	85,297,891	84,547,891	71,547,891	71,547,891
add in:
vesting of performance share units	1,538,000	1,538,000	1,381,000	713,000	713,000
vesting of restricted share units	326,538	326,538	254,477	117,727	104,228

Diluted common shares outstanding	87,162,429	87,162,429	86,183,368	72,378,618	72,365,119

Diluted book value per common share	$13.30	$12.46	$12.31	$11.94	$11.09

Diluted book value per common share adjusted for dividends (3)	$13.34	$12.46	$12.31	$11.94	$11.09

Change in diluted book value per share: Quarter	6.7%	1.2%	3.1%	7.7%	8.0%
Change in diluted book value per share adjusted for dividends (2): Quarter	7.1%	1.2%	3.1%	7.7%	8.0%
Change in diluted book value per share adjusted for dividends (2): Rolling 12 months	20.3%	21.3%	23.3%	21.2%	n/a
Annualized change in diluted book value per share adjusted for dividends since inception	18.9%	16.9%	19.5%	21.2%	17.0%

(1) Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2) Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.
(3) Diluted book value per common share is calculated by dividing the sum of cumulative dividends and common shareholders' equity by diluted common shares outstanding.

Flagstone Reinsurance Holdings Limited
Summary Consolidating Balance Sheet - Mont Fort (unaudited)

	As at September 30, 2007

	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,008,133	$94,195	$-	$1,102,328
Short term investments, at fair value	14,242	-	-	14,242
Equity investments, at fair value	28,746	-	-	28,746
Other investments	290,839	-	(1,499)	289,340
Total investments	1,341,960	94,195	(1,499)	1,434,656

Cash and cash equivalents	249,761	73,007	-	322,768
Reinsurance premium balances receivable	184,092	5,461	-	189,553
Unearned premiums ceded	37,963	-	(15,472)	22,491
Accrued interest receivable	6,565	969	-	7,534
Deferred acquisition costs	36,097	1,579	(857)	36,819
Funds withheld	6,606	-	-	6,606
Goodwill	11,556	-	-	11,556
Other assets	31,989	1,715	-	33,704
Due from related parties	4,022	-	(3,013)	1,009
TOTAL ASSETS	$1,910,611	$176,926	$(20,841)	$2,066,696

LIABILITIES
Loss and loss adjustment expense reserves	$161,442	---	---	$161,442
Unearned premiums	252,096	15,472	(15,472)	252,096
Insurance and reinsurance balance payable	22,041	1,544	(857)	22,728
Payable for investments purchased	8,248	-	-	8,248
Long term debt	264,469	-	-	264,469
Other liabilites	25,816	260	-	26,076
Due to related parties	36	2,977	(3,013)	-
TOTAL LIABILITIES	734,148	20,253	(19,342)	735,059

Minority Interest	17,530	-	155,174	172,704

SHAREHOLDERS' EQUITY

Common shares	853	128,118	(128,118)	853
Additional paid-in capital	903,220	-	-	903,220
Accumulated other comprehensive (loss)	5,774	-	-	5,774
Retained earnings	249,086	28,555	(28,555)	249,086
TOTAL SHAREHOLDERS' EQUITY	1,158,933	156,673	(156,673)	1,158,933

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$1,910,611	$176,926	$(20,841)	$2,066,696

Flagstone Reinsurance Holdings Limited
Summary Consolidating Income Statements - Mont Fort (unaudited)

	Quarter ending September 30, 2007				YTD September 30, 2007
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$123,704	$3,097	$(3,097)	$123,704	$512,062	$35,484	$(35,484)	$512,062
Reinsurance premiums ceded	(35,669)	-	3,097	(32,572)	(76,301)	-	35,484	(40,817)
Net premiums written	88,035	3,097	-	91,132	435,761	35,484	-	471,245

Change in net unearned premiums	41,603	6,064	-	47,667	(111,243)	(8,135)	-	(119,378)
Net premiums earned	129,638	9,161	-	138,799	324,518	27,349	-	351,867
Net investment income	14,858	2,164		17,022	44,875	6,309	-	51,184
Net realized and unrealized gains (losses)	9,443	(1,076)	(69)	8,298	13,653	(2,811)	69	10,911
Other income	4,142	(1,334)	(847)	1,961	8,775	(4,435)	(1,455)	2,885
Total revenues	158,081	8,915	(916)	166,080	391,821	26,412	(1,386)	416,847

EXPENSES
Loss and loss adjustment expenses	37,439	-	-	37,439	162,444	-	-	162,444
Acquisition costs	28,790	921	(916)	28,795	54,950	2,674	(1,386)	56,238
General and administrative expenses	19,703	60	-	19,763	48,080	152	-	48,232
Interest expense	5,873	-	-	5,873	12,657	-	-	12,657
Net foreign exchange gains	(1,842)	-	-	(1,842)	(3,180)	-	-	(3,180)
Total expenses	89,962	981	(916)	90,028	274,951	2,826	(1,386)	276,391

Income before income taxes, minority interest
and interest in earnings of equity invetsments	68,118	7,934	-	76,052	116,870	23,586	-	140,456
Provision for income tax	(229)	-	-	(229)	(351)	-	-	(351)
Minority interest	(1,409)	-	(7,908)	(9,317)	(1,410)	-	(23,532)	(24,942)
Interest in earnings of equity investments	(231)	-	(26)	(257)	1,444	-	(54)	1,390

NET INCOME	$66,249	$7,934	$(7,934)	$66,249	$116,553	$23,586	$(23,586)	$116,553
Change in net unrealized losses	-	-	-	-	-	-	-	-
Change in currency translation adjustment	8,310	-	-	8,310	6,293	-	-	6,293

COMPREHENSIVE INCOME	$74,559	$7,934	$(7,934)	$74,559	$122,846	$23,586	$(23,586)	$122,846

KEY RATIOS

Loss ratio	28.9%			27.0%	50.1%			46.2%
Acquisition cost ratio	22.2%			20.7%	16.9%			16.0%
General and administrative expense ratio	15.2%			14.2%	14.8%			13.7%
Combined ratio	66.3%			61.9%	81.9%			75.9%

Note: Mont Fort was consolidated in starting in Q1, 2007, therefore Q3 2006 and YTD 2006 are not included on this page.